UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 30, 2020

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REV Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37999	26-3013415
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

111 E. Kilbourn Avenue, Suite 2600, Milwaukee, WI 53202

(Address of principal executive offices and zip code)

(414) 290-0910

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($0.001 Par Value)	REVG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 30, 2020, REV Group, Inc. (the “Company”) entered into a Fifth Amendment (the “Amendment”) to the Term Loan and Guaranty Agreement (the “Agreement”) by and among the Company, as Borrower, the subsidiary guarantors party thereto, Ally Bank, as Administrative Agent and Collateral Agent, and the other lenders and agents party thereto. Among other things, the Amendment eliminates the requirement for quarterly compliance with the net leverage ratio covenant test and replaces it with an updated fixed charge coverage ratio test minimum of 1.25x through the end of fiscal 2020. At the end of the fiscal 2021 first quarter, the Agreement’s fixed charge coverage ratio will revert to a quarterly net leverage ratio test of less than 5.25x, which will be reduced by 0.25x each fiscal quarter thereafter until it reaches 4.25x by the end of the fiscal 2022 first quarter. The Amendment also (i) changes the definition of “EBITDA” to account for certain cost synergies in connection with the Company’s recently completed acquisition of Spartan Emergency Response from Spartan Motors, Inc. and (ii) imposes certain additional limitations on the Company’s ability to repurchase its common stock, declare or pay dividends on its common stock or make other restricted payments.

The foregoing description is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On April 30, 2020, the Company issued a press release announcing the Amendment and providing additional updates related to the COVID-19 pandemic. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

The information contained in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Fifth Amendment to Term Loan and Guaranty Agreement, dated as of April 30, 2020, by and among the Company, as Borrower, certain subsidiaries of the Company, as Guarantor Subsidiaries, Ally Bank, as Administrative Agent and Collateral Agent, and certain other lenders and agents party thereto

The following exhibit relating to Item 7.01 shall be deemed furnished, and not filed:

99.1	REV Group, Inc. Press Release issued on April 30, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REV Group, Inc.

Date: April 30, 2020	By:	/s/ Stephen W. Boettinger
Stephen W. Boettinger
General Counsel